Inventory, Net	9 Months Ended	12 Months Ended
	Mar. 31, 2023	Jun. 30, 2022
Inventory, Net.
Inventory, Net

Note 4: Inventory, Net

The Company completed an evaluation of the net realizable value of our inventory during the nine months ended March 31, 2023. As a result of this evaluation, the Company recorded a $10.8 million inventory write down to reflect it at its net realizable value, which is recorded in cost of revenue in the condensed consolidated financial statements.

Inventory, Net (all finished goods) consists of the following at:

($ in thousands)	March 31, 2023	June 30, 2022
Inventory	$173,029	$255,236
Less: Reserves	(9,972)	(5,797)
Inventory, Net	$163,057	$249,439

Note 3:Inventory, Net

Inventory, Net (all finished goods) consists of the following at:

($ in thousands)	June 30, 2022	June 30, 2021
Inventory	$255,236	$145,740
Less: Reserves	(5,797)	(4,079)
Inventory, Net	$249,439	$141,661